United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2005

Hercules Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza

1313 North Market Street

Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the

Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

This Form 8-K/A is an amendment to the Form 8-K dated April 18, 2005 filed by Hercules Incorporated (“Hercules” or the “Company”) on April 22, 2005 under Item 4.01, Change in Registrant’s Certifying Accountant.

Item 4.01               Change in Registrant’s Certifying Accountant

(a)                                  On April 18, 2005, the Audit Committee of the Board of Directors (“Audit Committee”) of the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective upon completion of services related to the review of the Company’s financial statements for the first quarter ended March 31, 2005.  Those services were completed on May 6, 2005 upon the filing of the Company’s Form 10-Q for the quarter ended March 31, 2005.

During the period April 19, 2005 through May 6, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for the past two fiscal years or its review of  the financial statements for the quarter ended March 31, 2005. In addition, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years and through May 6, 2005 except as indicated previously in the Form 8-K dated April 18, 2005 filed on April 22, 2005.

Hercules provided PwC with a copy of this Form 8-K/A and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from PwC, dated as of May 11, 2005 regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

(b)                                 On May 12, 2005, upon the completion of due diligence procedures and agreement as to the scope of services to be rendered, an engagement letter was signed by BDO Seidman, LLP (“BDO”) and by the Chairman of the Audit Committee on behalf of the Company.

Hercules has not consulted with BDO during the period April 19, 2005 through May 11, 2005 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	c.	Exhibits

		16.1	Letter of PricewaterhouseCoopers LLP, dated as of May 11, 2005 to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K/A.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 2005

By:

HERCULES INCORPORATED

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated as of May11, 2005, to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K/A.